CALVERT VARIABLE SERIES, INC.
AMERITAS PORTFOLIOS


November 1, 1999


About the Portfolios
2        Investment Objectives and Strategies
11       Principal Investment Practices and Risks

About Your Investment
19       The Fund and Its Management
20       A Word About the Year 2000 (Y2K)
20       Purchase and Redemption of Shares
21       Dividends and Distributions
21       Taxes



PORTFOLIOS in this prospectus

Ameritas Income & Growth Portfolio
Ameritas Growth Portfolio
Ameritas Small Capitalization Portfolio
Ameritas MidCap Growth Portfolio
Ameritas Emerging Growth Portfolio
Ameritas Research Portfolio
Ameritas Growth With Income Portfolio
Ameritas Index 500 Portfolio
Ameritas Money Market Portfolio




These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERITAS INCOME & GROWTH PORTFOLIO


[SIDEBAR] Advisor: Investment Corp.
          Subadvisor: Fred Alger Management, Inc.



Objective
The Ameritas Income & Growth Portfolio primarily seeks to provide a high level of dividend income. Its secondary goal is to provide capital appreciation.
the objective may be changed by the Fund's Board of Directors without shareholder approval.


Principal Investment Strategies
Under normal circumstances, the Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Subadvisor believes also offer opportunities for capital appreciation.

Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:


The stock market goes down
The individual stocks in the Portfolio do not perform as well as expected The possibility that companies may cut or fail to declare dividends due to market downturns or other reasons
The prices of growth company securities held by the series may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results


An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Risk/Return bar chart and Table are not provided at this time as this is a start-up portfolio and there are no annual return calculations.


AMERITAS GROWTH PORTFOLIO


[SIDEBAR] Advisor: Investment Corp.
          Subadvisor: Fred Alger Management, Inc.



Objective
The Ameritas Growth Portfolio seeks long-term capital appreciation. The objective may be changed by the Fund's Board of Directors without shareholder approval.



Principal Investment Strategies
The Portfolio focuses on companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of large companies listed on U.S. exchanges or in the U.S. over-the-counter market. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.


Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:


The stock market goes down
The individual stocks in the Portfolio do not perform as well as expected The prices of growth company securities held by the Portfolio may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results.


An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Risk/Return Bar Chart and Table are not provided at this time as this is a start-up portfolio and there are no annual return calculations.


AMERITAS SMALL CAPITALIZATION PORTFOLIO


[SIDEBAR] Advisor: Investment Corp.
          Subadvisor: Fred Alger Management, Inc.



Objective
The Ameritas Small Capitalization Portfolio seeks long-term capital appreciation. The objective may be changed by the Fund's Board of Directors without shareholder approval.



Principal Investment Strategies
The Portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of small capitalization companies listed on U.S. exchanges or in the U.S. over-the-counter market. The Portfolio considers a small capitalization company to have a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index.


Principal risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:


The stock market goes down
The individual stocks in the Portfolio do not perform as well as expected
The prices of small-cap stocks may respond to market activity differently than larger more established companies so there is the possibility of greater risk by investing in smaller capitalized companies rather than larger, more established companies.


An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Risk/Return Bar chart and Table are not provided at this time as this is a start-up portfolio and there are no annual return calculations.


AMERITAS MIDCAP GROWTH PORTFOLIO


[SIDEBAR] Advisor: Investment Corp.
          Subadvisor: Fred Alger Management, Inc.



Objective
The Ameritas MidCap Growth Portfolio seeks long-term capital appreciation. The objective may be changed by the Fund's Board of Directors without shareholder approval.


Principal Investment Strategies
The Portfolio invests in midsize companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities, such as common or preferred stocks, of companies listed on U.S. exchanges or in the U.S. over-the-counter market and having a market capitalization within the range of companies in the S&P MidCap 400 Index.

Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:


The stock market goes down
The individual stocks in the Portfolio do not perform as well as expected The possiblity of greater risk by investing in medium-sized companies rather than larger, ore established companies


An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Risk/Return Bar chart and Table are not provided at this time as this is a start-up portfolio and there are no annual return calculations.


AMERITAS EMERGING GROWTH PORTFOLIO


[SIDEBAR] Advisor: Ameritas Investment Corp.
          Subadvisor: Massachusetts Financial Services Company



Objective
The Ameritas Emerging Growth Portfolio seeks long-term growth of capital. The objective may be changed by the Fund's Board of Directors without shareholder approval.


Principal Investment Strategies
The Portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

Emerging growth companies are companies which the Subadvisor believes are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. The Portfolio's investments may include securities traded in the over-the-counter markets.

Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:


The stock market goes down
The individual stocks in the Portfolio do not perform as well as expected Because the Portfolio invests primarily in emerging growth companies, the Portfolio's performance is particularly sensitive to changes in the value of emerging growth companies. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.
Emerging growth companies are often dependent on management by one or a few key individuals, have shares that suffer above-average price declines after disappointing earnings reports and have limited product lines, markets and financial resources. A decline in the value of these types of stocks may result in a decline in the Portfolio's net asset value and your investment


An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Risk/Return Bar chart and Table are not provided at this time as this is a start-up portfolio and there are no annual return calculations.


AMERITAS RESEARCH PORTFOLIO


[SIDEBAR] Advisor: Ameritas Investment Corp.
          Subadvisor: Massachusetts Financial Services Company



Objective
The Ameritas Research Portfolio seeks long-term growth of capital and future income. The objective may be changed by the Fund's Board of Directors without shareholder approval.



Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Portfolio focuses on companies that the Subadvisor believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.



A committee of investment research analysts selects holdings for the Portfolio. This committee includes investment analysts employed not only by the Subadvisor, but also by MFS International (U.K.) Limited, a wholly owned subsidiary of the Subadvisor. The committee allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.


The Portfolio may invest in foreign securities through which it may have exposure to foreign currencies.

Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:


The stock market goes down
The individual stocks in the Portfolio do not perform as well as expected Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar


An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Risk/Return Bar chart and Table are not provided at this time as this is a start-up portfolio and there are no annual return calculations.


AMERITAS GROWTH WITH INCOME PORTFOLIO


[SIDEBAR] Advisor: Ameritas Investment Corp.
          Subadvisor: Massachusetts Financial Services Company



Objective
The Ameritas Growth With Income Portfolio seeks to provide reasonable current income and long-term growth of capital and income. The objective may be changed by the Fund's Board of Directors without shareholder approval.



Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, it may generally focus on companies with larger market capitalizations that the Subadvisor believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.


The Portfolio may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities.

Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:


The stock market goes down
The individual stocks in the Portfolio do not perform as well as expected Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations, but the value of large cap company securities may not rise as much as the value of smaller cap company securities
Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar


An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Risk/Return Bar chart and Table are not provided at this time as this is a start-up portfolio and there are no annual return calculations.



AMERITAS INDEX 500 PORTFOLIO

[SIDEBAR] Advisor: Ameritas Investment Corp.
          Subadvisor: State Street Global Advisors



Objective
The Ameritas Index Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the S&P 500. The objective may be changed by the Fund's
Board of Directors without shareholder approval.

Principal Investment Strategies
Under normal conditions, the Portfolio seeks to track the S&P 500.
The S&P 500 is a widely recognized, unmanaged index of common stock prices. The Portfolio intends, under normal conditions, to invest in all 500 stocks, due to monetary constraints, it may purchase a representative sample.



Principal Risks
You could lose money on your investment in the Portfolio, or the Portfolio could underperform for any of the following reasons:

The stock market or the S&P 500 Index goes down
The individual stocks in the Portfolio or the Portfolio as a whole does not perform as well as expected
An index fund has operating expenses; a market index does not. The Portfolio - while expected to track its target index as closely as possible - will not be able to match the performance of the index exactly

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The S&P 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks. The Portfolio is not sponsored, sold, promoted or endorsed by Standard and Poors.



The Risk/Return Bar chart and Table are not provided at this time as this is a start-up portfolio and there are no annual return calculations.


AMERITAS MONEY MARKET PORTFOLIO


[SIDEBAR] Advisor: Ameritas Investment Corp.
          Subadvisor: Calvert Asset Management Company, Inc.

Objective
The Ameritas Money Market Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity. The Portfolio seeks so maintain a constant net asset value of $1.00 per share for the Portfolio. The objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies
The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. all investments must comply with the SEC money market fund requirements.

The Portfolio invests more than 25% of total assets in the financial services industry.



Principal Risks
The Portfolio's yield will change in response to market interest rates. In general, as market rates go up so will the Portfolio's yield, and vice versa Investment in obligations not guaranteed by the full faith and credit of the U.S. Government are subject to the ability of the issuer to make payment at maturity
Purchasing obligations for future delivery or on a "when-issued" basis may increase the Portfolio's overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The transactions are fully secured at all times
Investment in the financial services industry involves additional risk relating to changes in government regulation or economic downturns which can have a significant negative affect on issuers in the financial services sector A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease


An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.


The Risk/Return Bar chart and Table are not provided at this time as this is a start-up portfolio and there are no annual return calculations.


Principal Investment Practices and Risks
The most concise description of each Portfolio's principal investment strategies and associated risks is under the earlier summaries for each Portfolio. The Portfolios are also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques, summarized earlier, along with certain additional investment techniques and their risks.

For each of the investment practices listed, the table below shows each Portfolio's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Portfolio's annual/semi-annual reports.

Key to the Table
@        Portfolio currently uses
0        Permitted, but not typically used
(% of assets allowable, if restricted)
X        Not permitted
xN       Allowed up to x% of Portfolio's net assets
xT       Allowed up to x% of Portfolio's total assets
NA       Not applicable to this type of portfolio

Column 1 = Investment Practices
Column 2 = Income and Growth
Column 3 = Growth
Column 4 = Small Cap
Column 5 = Midcap Growth
Column 6 = Emerging Growth
Column 7 = Research
Column 8 = Growth with Income
Column 9 = Index 500(1)
Column 10 = Money Market


Investment Practices

--------------------------------------------------------------------------
Column 1                   2    3    4     5    6    7     8    9    10

--------------------------------------------------------------------------
--------------------------------------------------------------------------
Active Trading             @    @    @     @    0    0     0    N/A   N/A
Strategy/Turnover
involves selling a
security soon after
purchase. An active
trading strategy causes a
fund to have higher
portfolio turnover
compared to other funds
and higher transaction
costs, such as
commissions and custodian
and settlement fees, and
may increase a
Portfolio's tax
liability. Risks:
Opportunity, Market and
Transaction.
--------------------------------------------------------------------------


--------------------------------------------------------------------------
(Continued)                2    3    4     5    6    7     8    9    10
Column 1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Temporary Defensive        0    0    0     0    0    0     0    N/A  N/A
Positions.
During adverse market,
economic or political
conditions, the Portfolio
may depart from its
principal investment
strategies by increasing
its investment in U.S.
government securities and
other short-term
interest-bearing
securities. During times
of any temporary
defensive positions, a
Portfolio may not be able
to achieve its investment
objective. Risks:
Opportunity.

--------------------------------------------------------------------------

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Conventional Securities

Foreign Securities.
Securities issued by       20T  20T  20T   20T  15N  20N  20N  N/A  N/A
companies located outside
the U.S. and/or traded
primarily on a foreign
exchange. Risks: Market,
Currency, Transaction,
Liquidity, Information
and Political.
--------------------------------------------------------------------------

Emerging market.
Securities issued by        X    X    X     X    @   X   X    N/A  N/A
companies located in
those countries whose
economies and capital
markets are not as
developed as those of
more industrialized
nations. Risks:
Market, Currency,
Transaction,
Liquidity,
Information and
Political.


--------------------------------------------------------------------------
(Continued)                2    3    4     5    6    7     8    9    10
Column 1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Small Cap Stocks.          0    0    @     0    @    @     0    N/A  N/A
Investing in small
companies involves
greater risk than with
more established
companies. Small cap
stock prices are more
volatile and the
companies often have
limited product lines,
markets, financial
resources, and management
experience. Risks:
Market, Liquidity and
Information.

--------------------------------------------------------------------------

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Investment grade bonds.    0    0    0     0    0    0     0    N/A  N/A
Bonds rated BBB/Baa or
higher or comparable
unrated bonds. Risks:
Interest Rate, Market and
Credit.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
(Continued)                2    3    4     5    6    7     8    9    10
Column 1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Below-investment grade     X    X    X     X    5N   10N   X    N/A  N/A
bonds. Bonds rated below
BBB/Baa or comparable
unrated bonds are
considered junk bonds.
They are subject to
greater credit risk than
investment grade bonds.
Risks: Credit, Market,
Interest Rate, Liquidity
and Information.

--------------------------------------------------------------------------

--------------------------------------------------------------------------
Unrated debt securities.   X    X    X     X    0    0     0    N/A  @2
Bonds that have not been
rated by a recognized
rating agency; the
Advisor has determined
the credit quality based
on its own research.
Risks: Credit, Market,
Interest Rate, Liquidity
and Information.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Illiquid securities.       10N  10N  10N   10N  15N  15N   15N  15N  10N
Securities which cannot
be readily sold because
there is no active
market. Risks: Liquidity,
Market and Transaction.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
(Continued)                2    3    4     5    6    7     8    9    10
Column 1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                           X    X    X     X    X    X     X    N/A  @2
Unleveraged derivative
securities

Asset-backed securities.
Securities are backed by
unsecured debt, such as
credit card debt. These
securities are often
guaranteed or
over-collateralized to
enhance their credit
quality. Risks: Credit,
Interest Rate and
Liquidity.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Mortgage-backed            X    X    X     X    X    X     X    N/A  02
securities. Securities
are backed by pools of
mortgages, including
passthrough certificates,
and other senior classes
of collateralized
mortgage obligations
(CMOs). Risks: Credit,
Extension, Prepayment,
Liquidity and Interest
Rate.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Participation interests.   X    X    X     X    X    X     X    N/A  02
Securities representing
an interest in another
security or in bank
loans. Risks: Credit,
Interest Rate and
Liquidity.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
(Continued)                2    3    4     5    6    7     8    9    10
Column 1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Leveraged derivative
instruments

Currency contracts.
Contracts involving the    X    X    X     X    0    0     0    N/A  N/A
right or obligation to
buy or sell a given
amount of foreign
currency at a specified
price and future date.
Risks: Currency,
Leverage, Correlation,
Liquidity and Opportunity.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Options on securities and  X    X    X     X    0    X     0    5T3  N/A
indices. Contracts giving
the holder the right but
not the obligation to
purchase or sell a
security (or the cash
value, in the case of an
option on an index) at a
specified price within a
specified time. In the
case of selling (writing)
options, the Portfolios
will write call options
only if they already own
the security (if it is
"covered"). Risks:
Interest Rate, Currency,
Market, Leverage,
Correlation, Liquidity,
Credit and Opportunity.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
(Continued)                2    3    4     5    6    7     8    9    10
Column 1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Futures contract.          X    X    X     X    0    X     0    0    N/A
Agreement to buy or sell
a specific amount of a
commodity or financial
instrument at a
particular price on a
specific future date.
Risks: Interest Rate,
Currency, Market,
Leverage, Correlation,
Liquidity and Opportunity.
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Structured securities      X    X    X     X    X    0     X    N/A  N/A
Indexed and/or leveraged
mortgage-backed and other
debt securities,
including principal-only
and interest-only
securities, leveraged
floating rate securities,
and others. These
securities tend to be
highly sensitive to
interest rate movements
and their performance may
not correlate to these
movements in a
conventional fashion.
Risks: Credit, Interest
Rate, Extension,
Prepayment, Market,
Leverage, Liquidity and
Correlation.
--------------------------------------------------------------------------



(1) Only to the extent incorporated within the S&P 500.
(2) Must be money-market eligible under SEC Rule 2a-7.
(3) Based on net premium payments.


The Portfolios have additional investment policies and restrictions that are not principal to their investment strategies (for example, repurchase agreements, real estate investment trusts, borrowing, pledging, and reverse repurchase agreements, securities lending, when-issued securities and short sales.) These policies and restrictions are discussed in the Statement of Additional Information ("SAI").


Types of Investment Risk

Correlation risk
This occurs when a Portfolio "hedges"- uses one investment to offset the Portfolio's position in another. If the two investments do not behave in relation to one another the way Portfolio managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk
The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk
Currency risk occurs when a Portfolio buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Portfolio's investments are converted to U.S. dollars.

Extension risk
The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk
The risk that information about a security or issuer or the market might not be available, complete, accurate or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk
The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk
The risk that occurs when investments cannot be readily sold. A Portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Management risk
The risk that a Portfolio's portfolio management practices might not work to achieve their desired result.

Market risk
The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk
The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk
The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Portfolio must then reinvest those assets at the current, market rate which may be lower.

Transaction risk
The risk that a Portfolio may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

The Fund and Its Management

About Ameritas Investment Corp.
Ameritas Investment Corp. ("AIC"), 5900 "O" Street, 4th Floor, Lincoln, Nebraska 68510-1889, serves as the investment advisor of the Portfolios pursuant to an Investment Advisory Agreement with the Fund. AIC is registered as an investment advisor under the Investment Advisors Act of 1940 and also is registered as a broker dealer under the Securities Exchange Act of 1934. AIC serves as the underwriter of variable products issued by its affiliates, Ameritas Variable Life Insurance Company and Ameritas Life Insurance Corp.

AIC will serve as the overall investment manager of the Ameritas Portfolios, authorized to exercise full investment discretion and make all determinations with respect to the investment of the assets of the respective Portfolios, but has, at its own cost and expense, retained subadvisors to provide day-to-day portfolio management for each of the Portfolios.

Subadvisors and Portfolio Managers


Calvert Asset Management Company, Inc. ("CAMCO"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, serves as the investment subadvisor to the Money Market Portfolio. CAMCO has been managing mutual funds since 1976 and is the investment advisor for over 25 mutual funds, including the first and largest family of socially screened funds. As of August 31, 1999 CAMCO had $6 billion in assets under management.


CAMCO uses a team approach to its management of the Money Market Portfolio. Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the management of the Portfolio. With the exception of the Ameritas portfolios, CAMCO is the investment adviser for all of the Calvert Group Funds. Mr. Martini has over 15 years of experience in the investment industry and has been the head of CAMCO's asset management team since 1985.


Fred Alger Management, Inc. ("Alger"), 1 World Trade Center, Suite 9333, New York, NY 10048, serves as the investment subadvisor to the Income & Growth, Growth, Small Capitalization and MidCap Growth Portfolios. Alger has been an investment adviser since 1964, and manages investments totaling $10.2 billion in mutual fund assets as well as $2.0 billion in other assets as of August 31, 1999.


David Alger, Seilai Khoo and Ron Tartaro are the individuals responsible for the day-to-day management of the portfolio investments. Mr. Alger, a co-manager of the Portfolios, has been employed by Alger as Executive Vice President and Director of Research since 1971, and as President since 1995. Ms. Khoo, a co-manager of the Small Capitalization Portfolio, has been employed by Alger since 1989, as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Tartaro, a co-manager of the MidCap Growth, Growth, and Income & Growth Portfolios, has been employed by Alger since 1990, as a senior research analyst until 1995 and as a Senior Vice President since 1995.


Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, MA 02116, serves as the investment subadvisor to the Emerging Growth, Research, and Growth With Income Portfolios. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $112.6 billion on behalf of approximately 4.5 million investor accounts as of August 31, 1999.



John W. Ballen is, along with Toni Y. Shimura, portfolio manager for the Emerging Growth Portfolio. Mr. Ballen, President and Chief Investment Officer of MFS, has been employed as a portfolio manager since 1984. Ms. Shimura, a Senior Vice President of MFS, has been employed as a portfolio manager since 1987. The Research Portfolio is currently managed by a committee comprised of various equity research analysts employed by MFS. John D. Laupheimer, a Senior Vice President of MFS and Mitchell D. Dynan, a Senior Vice President of MFS, are the portfolio managers for the Growth With Income Portfolio. They have been employed as portfolio managers by MFS since 1981 and 1986, respectively.



State Street Global Advisors ("SSgA"), 225 Franklin Street, Boston, MA, 02110, serves as the investment subadvisor to the Index 500 Portfolio. SSgA was established in 1978 as an investment management division of the State Street Bank and Trust Company. SSgA is a pioneer in the development of domestic and international index funds. As of August 31, 1999, SSgA had $485.7 billion in assets under management.



SSgA's portfolio management team consists of several members, headed by Peter Leahy. He joined SSgA in 1991, and heads the Global Structured Products Group. His responsibilities include management of international small cap index funds and research and development of new products and strategies.


Advisory Fees
The following table shows the aggregate annual advisory fee paid to AIC by each Portfolio as a percentage of that Portfolio's average daily net assets.


Portfolio                  Advisory Fee
Ameritas Income & Growth Portfolio                   0.625%
Ameritas Growth Portfolio                            0.75%
Ameritas Small Capitalization Portfolio              0.85%
Ameritas MidCap Growth Portfolio                     0.80%
Ameritas Emerging Growth Portfolio                   0.75%
Ameritas Research Portfolio                          0.75%
Ameritas Growth With Income Portfolio                0.75%
Ameritas Index 500 Portfolio                         0.24%
Ameritas Money Market Portfolio                      0.20%


A Word About the Year 2000 (Y2K) and Our Computer Systems
Like other mutual funds, AIC and its service providers use computer systems for all aspects of our business -- processing shareholder and fund transactions, fund accounting, executing trades, and pricing securities just to name a few. Many current software programs cannot distinguish between the year 2000 and the year 1900. This can cause problems with retirement plan distributions, dividend payment software, transaction software, and numerous other areas that could impact the Portfolios. AIC has been reviewing all of its computer systems for Y2K compliance. Although, at this time, there can be no assurance that there will be no negative impact on the Portfolios, the Advisor, the Subadvisors, the underwriter, transfer agent and custodian have advised the Portfolios that they have been actively working on any necessary changes to their computer systems to prepare for Y2K and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

Purchase and Redemption of Shares
The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their Variable Accounts. Shares are purchased by the Variable Accounts at the net asset value of the Portfolio next determined after the Insurance Company receives the premium payment. The Fund continuously offers its shares in the Portfolio at a price equal to the net asset value per share. Initial and subsequent payments allocated to the Fund are subject to the limits applicable in the Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in the Fund, although currently neither the Insurance Companies nor the Fund foresee any such disadvantages to either variable annuity or variable life insurance policy owners of any Insurance Company. The Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.
The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of Policies. Redemptions are processed on any day on which the Fund is open for business (each day the New York Stock Exchange is open), and are effected at the Portfolio's net asset value next determined after the appropriate Insurance Company receives a surrender request in acceptable form.
Payment for redeemed shares will be made promptly, but in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the Investment Company Act of 1940. The amount received upon redemption of the shares of the Fund may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by the Fund. The Fund redeems all full and fractional shares of the Portfolio for cash. The redemption price is the net asset value per share.
The net asset value of the shares of the Portfolio is determined once daily as of the close of business of the New York Stock Exchange, on days when the Exchange is open for business. The net asset value is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of outstanding shares of the Portfolio.
Except for money market instruments maturing in 60 days or less, securities held by the Portfolio are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.
Dividends and Distributions
It is the Fund's intention to distribute substantially all of the net investment income, if any, of the Portfolios. For dividend purposes, net investment income of the Portfolios consists of all payments of dividends or interest received by such Portfolio, less estimated expenses. All net realized capital gains, if any, of each Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

Taxes
As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Since the only shareholders of the Portfolios are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance policies, see the prospectuses for the Policies.

For investors who want more information about the Fund, the following documents are available free upon request:


Annual/Semi-Annual Reports: Additional information about the Portfolios' investments is available in the Portfolios' Annual and Semi-Annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the respective Portfolios' performance during the last fiscal year.



Statement of Additional Information (SAI): The SAI for the Fund provides more detailed information about the Ameritas Portfolios and is incorporated into this prospectus by reference.


You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting your broker, or the Ameritas at:

Ameritas Investment Corp.
5900 "O" Street
Lincoln, Nebraska 68510-1889
Telephone: 1-800-335-9858

Ameritas Web-Site Address: http://www.ameritas.com

You can review the Fund's reports and SAI at the public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009, Telephone: 1-800-SEC-0330.

Free from the Commission's Internet website at http://www.sec.gov

Investment Company Act File No.: 811-3591